UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GILEAD SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 08, 2013.

GILEAD SCIENCES, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 13, 2013

Date: May 08, 2013

Time: 10:00 AM PDT

Location: Westin San Francisco Airport

1 Old Bayshore Highway

Millbrae, CA 94030

B A R C O D E

GILEAD

GILEAD SCIENCES, INC. ATTN: RUEY-LI HWANG 333 LAKESIDE DRVE FOSTER CITY, CA 94404

Investor Address Line

1

Investor Address Line

2

Investor Address Line

3

Investor Address Line

4

Investor Address Line

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John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

1 OF 2 12 15

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. AR/10K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following:

1.

Election of Directors

Nominees

01

John F. Cogan

02

Etienne F. Davignon

03

Carla A. Hills

04

Kevin E. Lofton

05

John W. Madigan

06

John C. Martin

07

Nicholas G. Moore

08

Richard J. Whitley

09

Gayle E. Wilson

10

Per Wold-Olsen

The Board of Directors recommends you vote FOR the following proposals:

2. To ratify the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the independent registered public accounting firm of Gilead for the fiscal year ending December 31, 2013.

3. To approve a restatement of Gilead Sciences, Inc.’s 2004 Equity Incentive Plan.

4. To approve an amendment to Gilead’s Restated Certificate of Incorporation.

5. To approve, on the advisory basis, the compensation of Gilead’s named executive officers as presented in the proxy statement.

6. To vote on a stockholder proposal requesting that the Board adopt a policy that the Chairman of the Board of Directors be an independent director, if properly presented at the meeting,

7. To vote on a stockholder proposal requesting that the Board take steps to permit stockholder action by written consent, if properly presented at the meeting.

B A R C O D E

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS B

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS C

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS D

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS E

123,456,789,012.12345

THE COMPANY NAME INC. - CLASS F

123,456,789,012.12345

THE COMPANY NAME INC. - 401 K

123,456,789,012.12345

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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